Non-current receivables	6 Months Ended
Jun. 30, 2026
Subclassifications of assets, liabilities and equities [abstract]
Non-current receivables	Non-current receivables

(in thousands of USD)	Note	June 30, 2026	December 31, 2025

Shareholders loans to joint ventures	25	21,129	20,222
Derivatives	—	557	—
Cash guarantees and deposits	—	57,303	57,534
Other non-current receivables	—	19,029	19,360
Total non-current receivables		98,018	97,116

The shareholder loans to joint ventures mainly relates to the loans provided to BeHydro and JPN H2Hydro and to joint ventures within the Windcat group of companies, i.e. TSM Windcat and FRS Windcat Offshore
Logistics.
The cash guarantees and deposits as of June 30, 2026 mainly relates to a cash security of $51.4 million lodged with the High Court of Malaysia in January, 2024. The cash security equals the claimed amount and was required to lift the arrest on the vessel Oceania which was subsequently sold and delivered to her new owners (see Note 23). Based on the current status of the proceedings and the expected timeline for a final resolution, management has applied judgment and estimates that recovery of the cash security lodged with the
High Court is not expected within twelve months after the reporting date. Accordingly, the related receivable has been classified as a non-current asset, with an estimated realisation period of approximately two years.
The other non-current receivables mainly relates to an advancement for the development of ammonia-
powered engines for its new bulk carriers. The amount may be recovered through future engine deliveries.
Trade and other receivables

(in thousands of USD)	June 30, 2026	December 31, 2025

Trade receivables	205,265	141,937
Trade receivables - TI Pool	9,403	40,623
Contract assets	81,483	39,874
Accrued interest	460	361
Deferred charges	43,083	56,171
Deferred fulfillment costs	15,360	11,424
Other receivables	60,147	30,247
Derivatives	487	206
Total trade and other receivables	415,688	320,843

The increase in trade receivables is primarily attributable to more vessels operating on the spot market and improved freight markets as at the end of June 2026.
Trade receivables - TI Pool relate to income to be received by the Group from the Tankers International
Pool. These amounts decreased in the first six months of 2026, as all vessels had left the pool by June 30,
2026.
The increase in contract assets is mainly due to improved freight markets and more vessels trading on the spot market.
During the year, the Group entered into two revolving working capital facility agreements with entities of the Andefu Group. Jiangsu Andefu, an equity-accounted investee, is a related party (refer to Note 25). Each facility matures within 12 months of the drawdown date. As of 30 June 2026, approximately $22 million was drawn under these facilities and reflected as Other receivables.